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                   The Lincoln National Life Insurance Company
              Lincoln Life Flexible Premium Variable Life Account M

                        Supplement Dated October 22, 2001
                    To the Prospectus Dated September 4, 2001
                          Which Describes Lincoln VULdb

Please review this Supplemental Term Insurance Rider Supplement carefully, because it contains new information not in the Prospectus. Keep this Supplement with the Prospectus.

1. THE FOLLOWING IS ADDED TO THE HIGHLIGHTS SECTION, ON PAGE 4, AT THE END OF THE SECTION TITLED "DEATH BENEFIT":

If you have selected the Supplemental Term Insurance Rider, it will provide a Term Insurance Benefit Amount upon the death of the Insured. This amount is shown on the Policy's Specification Page. If you have also chosen a "No Lapse Provision", the Supplemental Term Insurance Rider will limit the maximum period during which the Policy is guaranteed not to lapse. If you have chosen a guarantee for the first 10 Policy Years, the maximum period will now be the first 5 Policy Years; all other provisions set forth in the 10 year No Lapse Provision apply.

2. THE FOLLOWING IS ADDED TO THE END OF THE "COST OF INSURANCE CHARGE" SECTION OF CHARGES AND FEES ON PAGE 24.

If you have selected the Supplemental Term Insurance Rider, there will be an additional Monthly Rider Cost. This rate is determined by the Company, is based on the Age, policy duration, underwriting category and gender of the Insured, and is applied against the Term Insurance Benefit Amount shown on the Policy Specifications Page. We may change this rate, but it will never exceed the Guaranteed Maximum Cost of Insurance Rates in Appendix 2.

3. THE FOLLOWING IS ADDED IMMEDIATELY PRECEDING THE "DEATH BENEFIT OPTIONS" SECTION OF DEATH BENEFITS ON PAGE 27:

You may also select the Supplemental Term Insurance Rider, which provides an additional Term Insurance Benefit Amount. See the Riders section of this Prospectus and this Supplement.

4. THE FOLLOWING IS ADDED TO THE END OF THE "NO LAPSE PROVISION" SECTION OF LAPSE AND REINSTATEMENT ON PAGE 32:

If you have also selected the Supplemental Term Insurance Rider, it will limit the maximum period during which the Policy is guaranteed not to lapse. If you have chosen a guarantee for the first 10 Policy Years, the maximum period will now be the first 5 Policy Years; all other provisions set forth in the 10 year No Lapse Provision apply.

5. THE FOLLOWING IS ADDED TO THE END OF THE "RIDERS" SECTION OF OTHER POLICY PROVISIONS ON PAGE 35.

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SUPPLEMENTAL TERM INSURANCE RIDER

This Rider, if desired, must be selected at the time of application. This Rider provides annually renewable non-convertible term insurance to Age 100 on the life of the Insured. Upon death, we will pay the Term Insurance Benefit Amount, in addition to the Death Benefit Proceeds of the Death Benefit Option in effect on your Policy.

There is a Monthly Rider Cost for this benefit. This rate is determined by the Company, is based on the Age, policy duration, underwriting category and gender of the Insured, and is applied against the Term Insurance Benefit Amount shown on the Policy Specifications Page.

If you have also selected a No Lapse Provision, this Rider will limit the maximum period during which the Policy is guaranteed not to lapse. If you have chosen a guarantee for the first 10 Policy Years, the maximum period will now be the first 5 Policy Years; all other provisions set forth in the No Lapse Provision apply.

This Rider terminates on the earlier of
1)       the date you request to terminate the Rider,
2)       when the Policy lapses,
3)       when the Policy is fully surrendered,
4)       when the Insured reaches age 100, or
5)       the death of the Insured.

If the Policy is reinstated, the Rider will likewise be reinstated, provided enough premium is paid to cover the Monthly Deductions and the Monthly Rider Costs.